================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                              Mazel Stores, Inc.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                 April 20, 2000


Dear Fellow Shareholder:

         It is a pleasure to extend to you a cordial invitation to attend the 2000 Annual Meeting of Shareholders of Mazel Stores, Inc. This year's annual meeting will be held at Mazel Stores, Inc. Headquarters, 31000 Aurora Road, Solon, Ohio 44139, on Tuesday, May 23, 2000 at 10:00 a.m.

         Shareholders will be asked to approve the election of Directors and to ratify the appointment of auditors. In addition, we will present a report on the operations and activities of the Company. Following the meeting, management will be pleased to answer your questions regarding the Company. Please carefully review the enclosed Proxy Statement.

         I hope you will be able to attend this meeting in person. Whether or not you expect to attend, I urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

         I look forward to seeing you on May 23rd.

                                                  Sincerely,



                                                  Reuven D. Dessler
                                                  Chairman of the Board

                               MAZEL STORES, INC.
                                31000 Aurora Road
                                Solon, Ohio 44139


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 23, 2000



         The Annual Meeting of Shareholders of Mazel Stores, Inc., an Ohio corporation (the "Company"), will be held at Mazel Stores, Inc. Headquarters, 31000 Aurora Road, Solon, Ohio 44139, on Tuesday, May 23, 2000 at 10:00 a.m.

         The purpose of the meeting will be to:

         1.       Elect three Directors for a term expiring in 2003.

         2. Ratify the appointment of KPMG LLP as auditors of the Company for the fiscal year ending February 3, 2001.

         3. Transact such other business as is properly brought before the meeting.

         Only holders of shares of Common Stock of record at the close of business on April 17, 2000 will be entitled to notice of and to vote at the meeting. A list of such shareholders will be open for examination by any shareholder at the meeting.

         ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. TO ENSURE YOUR REPRESENTATION AT THE MEETING, HOWEVER, PLEASE MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN IT WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Any shareholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting.

                                      By Order of the Board of Directors



                                      Marc H. Morgenstern
                                      Secretary

Cleveland, Ohio
April 20, 2000

                               MAZEL STORES, INC.
                                31000 AURORA ROAD
                                SOLON, OHIO 44139

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS


                    SOLICITATION AND REVOCABILITY OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mazel Stores, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at the time and place, and for the purposes, set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Annual Meeting"). It is anticipated that the Proxy Statement together with the proxy card and the fiscal 1999 Annual Report to Shareholders will be mailed to the Company's shareholders commencing on April 28, 2000.

         Pursuant to the Ohio General Corporation Law, a person has the power to revoke its proxy at any time before it is exercised by (1) attending the Annual Meeting and voting in person, (2) executing and delivering a proxy bearing a later date, or (3) delivering written notice of revocation to the Secretary of the Company prior to the Annual Meeting.

         The Company will bear the cost of this solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of the Company's shares of Common Stock (the "Common Shares"). In addition, proxies may be solicited by mail, personal interview, or telephone by Directors, officers or employees of the Company and its subsidiaries without additional compensation therefor.


                           PURPOSES OF ANNUAL MEETING

         The Annual Meeting has been called for the purposes of (1) electing three (3) Directors of the class whose three-year term of office will expire in 2003; (2) ratifying the appointment of KPMG LLP as auditors of the Company for fiscal 2000; and (3) transacting such other business as may properly come before the meeting.

         The two persons named in the enclosed proxy have been selected by the Board of Directors and will vote Common Shares represented by valid Board of Directors' proxies. They have indicated that, unless otherwise indicated in the enclosed proxy, they intend to vote for the election of the Director nominees named herein and in favor of the proposal listed in Item 2 above.


                                VOTING SECURITIES

         The close of business on April 17, 2000 has been fixed as the record date for the determination of holders of record of the Common Shares of the Company entitled to notice of and to vote at the Annual Meeting. On the record date, 9,141,798 Common Shares were outstanding and eligible to be voted at the Annual Meeting. A quorum for the transaction of business at the Annual Meeting is a majority of the outstanding Common Shares. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspector appointed for the Annual Meeting. The election of Directors and the proposal to ratify the appointment of auditors require approval only by a plurality of the votes cast. As a consequence, abstentions and broker non-votes will not be counted in determining the outcome of the vote with respect to election of Directors or appointment of the auditors.

                  INFORMATION REGARDING THE BOARD OF DIRECTORS


GENERAL

         The business of the Company is managed under the direction of the Company's Board of Directors. The number of Directors is currently fixed at nine. The Company's Amended and Restated Code of Regulations ("Code of Regulations") divides the Board of Directors into three classes of three Directors each. The Directors serve staggered terms of three years, with the members of one class being elected each year, as follows: (i) Jacob Koval, Jerry Sommers and Phillip Cohen serve until the 2000 Annual Meeting; (ii) Brady Churches, Robert Horne and Charles Bilezikian serve until the 2001 Annual Meeting; and (iii) Reuven D. Dessler, Ned L. Sherwood and Mark J. Miller serve until the 2002 Annual Meeting, and in each case until their respective successors are elected and qualified.

         The Board of Directors has established two standing committees: an Audit Committee and Compensation Committee.

         The Audit Committee has general responsibility for supervision of financial controls as well as accounting and audit activities of the Company. The Audit Committee annually reviews the qualifications of the Company's independent certified public accountants, makes recommendations to the Board of Directors concerning the selection of the accountants, reviews and approves the services performed by the accountants and reviews their fees. The Audit Committee consists of Messrs. Bilezikian, Horne and Sherwood.

         The Compensation Committee has the authority to: (i) administer the Company's stock option plan and restricted stock plan; (ii) review and monitor key employee compensation and benefits policies; and (iii) administer the Company's management compensation plans. The Compensation Committee consists of Messrs. Sherwood, Bilezikian, Miller and Cohen.

         The Board of Directors of the Company held four meetings in fiscal 1999; whereas the Audit and Compensation Committees each held one meeting during the year. All of the current Directors attended at least 75% of the Board and applicable committee meetings held during fiscal 1999. In addition to holding regular Board and committee meetings, the Board members also reviewed and considered matters and documents and communicated with each other wholly apart from the meetings. Several actions were taken by unanimous written consent.


COMPENSATION OF DIRECTORS

         The Company pays each outside Director a fee of $15,000 for attendance at four meetings per year, together with reimbursement of out-of-pocket expenses incurred in connection with the Directors' attendance at such meetings. In addition, each outside Director receives $1,500 per meeting for each meeting attended in excess of four per year. No additional compensation is to be paid for committee meetings held on the same day as a Board of Directors' meeting. Officers of the Company who are also Directors will receive no additional compensation for serving as Directors.

         Each outside Director of the Company, upon their initial election as a Director, received a stock option to purchase 15,000 Common Shares at the time of their election to the Board. Director options vest ratably over a period of five years and expire ten years from date of grant.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS


         The Board of Directors has nominated Jacob Koval, Jerry Sommers and Phillip Cohen, the Directors whose terms of office expire this year, to stand for reelection as Directors. The three-year term will end upon the election of Directors at the 2003 Annual Meeting of Shareholders.

         At the Annual Meeting, the Common Shares represented by valid proxies, unless otherwise specified, will be voted to reelect the Directors. Each individual nominated for election as a Director of the Company has agreed to serve if elected. However, if any nominee becomes unable or unwilling to serve if elected, the proxies will be voted for the election of such other person as may be recommended by the Board of Directors. The Board of Directors has no reason to believe that the persons listed as nominees will be unable or unwilling to serve.

         The Board of Directors recommends that each shareholder vote "FOR" the Board of Directors' nominees.

                                       PRINCIPAL OCCUPATION PAST FIVE YEARS,                                 DIRECTOR
NAME OF DIRECTOR             AGE               OTHER DIRECTORSHIPS                                             SINCE
----------------             ---       -------------------------------------                                 --------
                              NOMINEES WHOSE TERM EXPIRES IN 2003
Phillip Cohen                 81       Retired;  former Vice President of P-C Sales, Inc., a wholesaler        1997
                                       of closeout  merchandise  for over five years.  From 1947 to his retirement in 1989,  Mr. Cohen was Chairman and CEO of Wisconsin
                                       Toy and Novelty, Inc., a Midwest distributor of closeout toy and novelty items.

Jacob Koval                   52       Executive  Vice  President -  Wholesale  of the Company for over        1996
                                       five years.  Mr. Koval co-founded the Company in 1975.

Jerry Sommers                 49       Executive  Vice President - Retail of the Company since November        1996
                                       1995.  From 1984 through  April 1995,  Mr.  Sommers held various
                                       positions  with  Consolidated  Stores  Corporation,   including
                                       Executive Vice President - Merchandise  from  August 1993  until
                                       April 1995.


                                       PRINCIPAL OCCUPATION PAST FIVE YEARS,                                 DIRECTOR
NAME OF DIRECTOR             AGE                OTHER DIRECTORSHIPS                                            SINCE
----------------             ---       -------------------------------------                                 --------
                                       DIRECTORS WHOSE TERM EXPIRES IN 2001
Charles Bilezikian            63       President of  Christmas Tree Shops, Inc., a New  England-based         1997
                                       specialty retailer of housewares and gourmet foods since 1971.

Brady Churches                41       President of the  Company  since  November 1996 having served as       1996
                                       President - Retail  from August 1995 until such date.  From 1978 until April 1995, Mr.  Churches held various  senior  management
                                       positions  with  Consolidated  Stores  Corporation,   including
                                       President from August 1993 Until April 1995.

Robert Horne                  41       Principal of ZS Fund L.P., a private  investment  firm, for over        1996
                                       five years.


                                                DIRECTORS WHOSE TERM EXPIRES IN 2002

Reuven D. Dessler             52       Chairman of the Board and Chief Executive Officer of the Company        1996
                                       since November 1996. Mr. Dessler  co-founded the Company in 1975 and served as its President until November 1996.

Ned L.  Sherwood              50       Principal of ZS Fund L.P., a private  investment  firm, for over        1996
                                       five years.  Mr.  Sherwood is currently a member of the Board of
                                       Directors of Kaye Group, inc.

Mark J. Miller                47       Executive  Vice  President and Chief  Operating  Officer for the        1999
                                       Home  Products  Division of Value City  Department  Stores since
                                       July  1999.  Previously,  Mr.  Miller  became  President  of the
                                       Closeout Division of Consolidated  Stores Corporation upon their acquisition of  MacFrugal's  Bargain  Close-out's  Inc. in 1998.
                                       Mr.  Miller  was   MacFrugal's   Executive  Vice  President  of
                                       Merchandise and Stores since 1995.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 17, 2000 with respect to the beneficial ownership of the common shares. Unless otherwise indicated below, the persons named below have the sole voting and investment power with respect to the number of shares set forth opposite their names. All information with respect to beneficial ownership has been furnished by the respective director, officer or 5% or greater shareholder, as the case may be.

Names And, Where Necessary,                                    Number of Shares
Addresses of Beneficial Owners                                Beneficially Owned          Percentage
------------------------------                                ------------------          ----------
ZS Fund L.P. (1)...................................               2,750,383                  29.3%
     54 Morris Lane
     Scarsdale, NY 10583
Ned Sherwood ......................................               2,759,383 (2)              29.4
     54 Morris Lane
     Scarsdale, NY 10583
Robert Horne ......................................               2,759,383 (2)              29.4
     54 Morris Lane
     Scarsdale, NY 10583
Mazel/D&K, Inc. (3)................................               2,058,105                  21.9
     31000 Aurora Road
     Solon, Ohio 44139
Reuven D. Dessler..................................               1,605,755 (4)              17.1
     31000 Aurora Road
     Solon, Ohio 44139
Jacob Koval........................................                 820,917 (5)               8.7
     31000 Aurora Road
     Solon, Ohio 44139
Dimensional Fund Advisors, Inc.....................                 686,800                   7.3
     1299 Ocean Avenue
     Santa Monica, CA 90401
William Shenk......................................                 676,769                   7.2
     1728 Ocean Front
     Del Mar, CA 92014
Brady Churches ....................................                 354,004 (6)               3.8
Jerry Sommers......................................                 358,276 (7)               3.8
Susan Atkinson.....................................                  61,510 (8)               *
Charles Bilezikian.................................                  24,000 (9)               *
Phillip Cohen .....................................                  22,800 (10)              *

All Current Directors and                                         6,015,645 (11)             64.0
     Executive Officers of the Company (9 Persons).

---------------------------------
*      Less than one percent.

(1) The shares beneficially owned by ZS Fund L.P. include 1,992,001 shares held by ZS Mazel L.P., 453,767 shares held by ZS Mazel II L.P., and 304,615 shares held by ZS Mazel, Inc. Messrs. Horne and Sherwood are officers of ZS Fund L.P.
(2) Includes the shares beneficially owned by ZS Fund L.P. as officers and/or equity owners of the entities holding such shares. Messrs. Sherwood and Horne have voting power with respect to such shares. Except to the extent of their equity interests in the entities holding such shares, Messrs. Sherwood and Horne disclaim beneficial ownership in such shares. Also includes 9,000 shares each subject to options currently exercisable or exercisable within 60 days hereof.
(3) Mazel/D& K, Inc. is a corporation owned by Messrs. Dessler and Koval and members of their families. Messrs. Dessler and Koval are the Directors and officers of Mazel/D&K, Inc.
(4) Includes 1,372,304 shares owned by Mazel/D&K, Inc. for the benefit of Mr. Dessler and family members and 45,000 shares subject to options currently exercisable or exercisable within 60 days hereof.
(5) Includes 685,801 shares owned by Mazel/D&K, Inc. for the benefit of Mr. Koval and family members and 18,000 shares subject to options currently exercisable or exercisable within 60 days hereof.
(6) Includes 60,000 shares subject to options currently exercisable or exercisable within 60 days hereof.
(7) Includes 66,000 shares subject to options currently exercisable or exercisable within 60 days hereof.
(8) Includes 22,000 shares subject to options currently exercisable or exercisable within 60 days hereof.
(9) Includes 9,000 shares subject to options currently exercisable or exercisable within 60 days hereof.
(10) Includes 19,000 shares subject to options currently exercisable or exercisable within 60 days hereof.
(11) Includes 257,000 shares subject to options currently exercisable or exercisable within 60 days hereof.

                        EXECUTIVE OFFICERS' COMPENSATION

       The following table sets forth certain information with respect to the compensation earned during the fiscal years ended January 29, 2000, January 30, 1999 and January 31, 1998 respectively, by the Chief Executive Officer and certain other named executive officers of the Company:


SUMMARY COMPENSATION TABLE

     NAME AND                   FISCAL                  ANNUAL COMPENSATION             OPTION           ALL OTHER
PRINCIPAL POSITION              YEAR                 SALARY               BONUS        AWARDS(#)       COMPENSATION
------------------              ------             ---------            --------       ---------       ------------
Reuven D. Dessler               1999               $ 466,220            $187,451            -              $1,334
  Chief Executive Officer       1998                 458,945                -               -               1,231
                                1997                 457,363              62,500            -                 -


Brady Churches                  1999                 401,293             104,438            -               2,998
  President                     1998                 394,531                -               -               2,677
                                1997                 390,055              62,500            -             112,500


Jacob Koval                     1999                 247,456              75,182            -                 897
  Executive Vice President -    1998                 246,088                -               -                 890
  Wholesale                     1997                 243,477              79,376            -                 -


Jerry Sommers                   1999                 299,139              78,440            -              2,244
  Executive Vice President -    1998                 290,952                -            15,000            1,999
  Retail                        1997                 288,709              62,500            -             53,750


Susan Atkinson                  1999                 208,741              32,200            -                520
  Senior Vice President -       1998                 150,337                -            10,000            1,128
  Chief Financial Officer and   1997                 129,069              30,377            -                 -
  Treasurer



STOCK OPTION GRANTS IN FISCAL 1999

     There were no stock option grants by the Company to executive officers during the fiscal year ended January 29, 2000.




AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND FISCAL YEAR-END OPTION VALUES

     The following table summarizes the fiscal year-end value of unexercised options for each of the executive officers identified in the Summary Compensation Table. No options were exercised by any executive officer in fiscal 1999.


                           NUMBER OF SECURITIES UNDERLYING
                           UNEXERCISED OPTIONS AT JANUARY 29,          VALUE OF UNEXERCISED IN-THE-MONEY
                                      2000 (#)                        OPTIONS AT JANUARY 29, 2000 ($) (1)
                           ----------------------------------         -----------------------------------

          NAME                EXERCISABLE        UNEXERCISABLE       EXERCISABLE          UNEXERCISABLE
          ----                -----------        -------------       -----------          -------------
Reuven Dessler                  45,000              30,000               $ 0                   $ 0
Brady Churches                  60,000              40,000                 0                     0
Jacob Koval                     18,000              12,000                 0                     0
Jerry Sommers                   63,000              52,000                 0                     0
Susan Atkinson                  20,000              20,000                 0                     0


(1) The closing price of Mazel Stores, Inc. Common Shares on January 28, 2000, the last trading day prior to the fiscal year end, was $9.063.


                             EMPLOYMENT ARRANGEMENTS

       Mr. Dessler has an employment agreement terminating October 31, 2000. Under the terms of the agreement, Mr. Dessler's current annual salary is $486,100 (subject to annual cost-of-living adjustments). Mr. Dessler is entitled to receive an annual bonus of up to 88.2% of his base salary subject to the Company achieving pre-determined annual performance targets. Under the agreement, Mr. Dessler is entitled to a severance payment equal to one-year's salary and bonus in the event of termination of his employment by the Company without cause, except that, if the termination occurs after or in contemplation of a "change in control" (as defined in the agreement) that Mr. Dessler voted against, the severance payment is two-years' salary and bonus.

       Mr. Koval has an employment agreement terminating on October 31, 2000. Under the terms of the agreement, Mr. Koval's current annual salary is $259,386 (subject to annual cost-of-living adjustments). Mr. Koval is entitled to receive an annual bonus of up to 66.7% of his base salary subject to the Company achieving pre-determined annual performance targets. Under the agreement, Mr. Koval is entitled to a severance payment equal to one-year's salary and bonus in the event of termination of his employment by the Company without cause, except that, if the termination occurs after or in contemplation of a change in control that Mr. Koval voted against, the severance payment is two-years' salary and bonus.

       Mr. Churches has an employment agreement terminating on August 31, 2003 providing him a current annual base salary of $406,510 (subject to annual cost-of-living adjustments). Effective August 14, 2000, Mr. Churches salary increases to $513,161. Beginning in fiscal year 2000, Mr. Churches is entitled to receive an annual bonus up to 50.0% of his annual base salary, subject to the Company achieving pre-determined annual performance targets. Under his agreement, Mr. Churches is entitled to two-years' salary and bonus in the event of termination of his employment without cause or in the event he elects to terminate employment following a change in control.

       Mr. Sommers has an employment agreement terminating on August 31, 2003 providing him a current annual base salary of $299,883 (subject to annual cost-of-living adjustments). Effective

November 1, 2000, Mr. Sommers salary increases to $384,871. Beginning in fiscal year 2000, Mr. Sommers is entitled to receive an annual bonus up to 50.0% of his annual base salary, subject to the Company achieving pre-determined annual performance targets. Mr. Sommers is entitled to receive two-years' salary and bonus in the event of termination of his employment without cause or in the event he elects to terminate employment following a change in control.

       Ms. Atkinson has an employment agreement terminating February 3, 2001 providing her a current annual base salary of $207,200. Ms. Atkinson is entitled to an annual bonus of up to 33% of her annual base salary, subject to the Company achieving pre-determined annual performance targets. Under her agreement, Ms. Atkinson is entitled to receive one-year's salary in the event of termination of her employment other than for cause, or in the event that she elects to terminate employment following a change of control.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Act of 1934 requires the Company's Directors, executive officers and persons who own 10% or more of the Company's Common Shares to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the Company. Based upon a review of these filings and written representations from such individuals, the Company understands that all such filers have adhered to all applicable filing requirements.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is generally responsible for determining the nature and amount of compensation for executive officers. All decisions by the Compensation Committee are reviewed and approved by the full Board of Directors. The Compensation Committee met once in fiscal 1999.

         The Company's compensation philosophy ties a significant portion of executive compensation to the Company's success in meeting specified profit growth and performance goals and to appreciation in the Company's stock price. The Company's compensation objectives include attracting and retaining the best possible executive talent, motivating executive officers to achieve the Company's performance objectives, rewarding individual performance and contributions, and linking executive and shareholder interests through equity-based plans.

         The Company's executive compensation consists of three key components: base salary, annual bonus and stock options and restricted stock awards, each of which is intended to complement the others and, taken together, to satisfy the Company's compensation objectives.

         BASE SALARY. The Company has entered into employment agreements with each of the Company's executive officers. These agreements set forth annual salaries for the executives that were established through negotiations with the officers, giving consideration to the salaries of executives of other growth retailers of similar size. In fiscal 1999, the Compensation Committee reviewed the agreements to determine if the annual salaries for fiscal 1999 were appropriate or needed modifications in order to continue to meet the Company's compensation objectives. Modifications of Mr. Churches, Mr. Sommers and Ms. Atkinson agreements were affected for fiscal 2000.

         ANNUAL BONUS. The Company has established a management incentive bonus plan that bases an executive's annual bonus on specified profit growth and performance goals and to appreciation in the Company's stock price established by the Compensation Committee at the beginning of the fiscal year. The annual bonus percentages for the named officers range from 33% to 88% of base salary, with the annual bonus of the Chief Executive Officer being at the 88% threshold. The plan provided for graduated bonus payments dependent on the percentage of the targeted goal achieved. The employment contracts capped the maximum bonus payable to senior executive officers. In as much as the targeted goals for fiscal 1999 were not fully achieved, only 46% of the maximum bonuses were paid under the plan.

       STOCK-RELATED COMPENSATION. The Compensation Committee believes that equity-based compensation ensures that the Company's executives have a continuing stake in the long-term success of the Company. Stock option awards contain vesting provisions that ensures the executives have a financial incentive to remain with the Company during the vesting period and beyond. In determining the size of option awards, the Committee looks at several measurements, including the value of options awarded to individuals in comparable position in peer group companies, individual and Company performance against plan, the number of shares and options currently held by the officer and the relative proportion of long-term incentives within the total compensation mix. No stock option awards were made to executive officers in fiscal 1999. However, an aggregate of 150,000 stock options were awarded to executives in March 2000. The Company expects to review and may grant additional awards to executive officers later in fiscal 2000.

       COMPENSATION OF CHIEF EXECUTIVE OFFICER. The Committee uses the same procedures described above for the other executive officers in setting the annual salary, bonus, and stock-incentive awards for the Chief Executive Officer. Mr. Dessler's employment agreement is described in the section titled "Employment Arrangements."


                                                COMPENSATION COMMITTEE:

                                                Charles Bilezikian, Chairman
                                                Phillip Cohen
                                                Ned Sherwood

                              CERTAIN TRANSACTIONS

         Messrs. Dessler and Koval are partners in Aurora Road Realty Development Company, a partnership which leases the office and warehouse facility located in Solon, Ohio, to the Company. Messrs. Dessler and Koval own 40.0% and 6.0% interests, respectively, in such partnership. The Company made rent payments totaling $1,930,000 pursuant to the lease for fiscal 1999. Messrs. Dessler and Koval are also minority shareholders in entities that operate public warehouses in which the Company periodically leases space. The Company believes the payments under the leases are on terms no less favorable to the Company than could be obtained from unrelated parties.

         The Company's warehouse in South Plainfield, New Jersey is leased from a limited liability company in which Messrs. Dessler and Koval own approximately 34% and 10% membership interest, respectively. Neither Mr. Dessler or Mr. Koval are involved in the management of the lessor and the Company believes the terms are no less favorable than could be obtained from unrelated parties.

         The Company made loans to executives and other individuals in December 1996 to provide for payment of tax obligations arising from the issuance of Common Shares to such individuals at the time of the Company's IPO. The balances as of January 29, 2000 were $1,010,247, $712,224 and $66,416 to Mr. Dessler, Mr.
Koval and Ms. Atkinson, respectively. Such loans are to be repaid on the earlier of five years from the effective date of the loan or the date of the individual's first sale of Common Shares, but only to the extent of net sale proceeds. The loans bear interest at the applicable federal rate.

         Christmas Tree Shops, Inc., a New England-based retailer of which Mr. Bilezikian is President and founder, is a customer of the Company's wholesale division. The dollar amount of purchases by the Christmas Tree Shops is not "material" (as defined in SEC Regulation S-K, Item 404(b)) to either the Company or Christmas Tree Shops.

                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Shares against the cumulative total return of the Nasdaq U.S. Composite Index and the Nasdaq Retail Trade Stock Index from the date of the Company's IPO in November 1996 through January 2000.

         The stock price performance graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into and filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

-------------------------------------------------------------------------------
                     COMPARISON OF CUMULATIVE TOTAL RETURNS
 Mazel Stores, Inc., Nasdaq Retail Trade Stock Index and Nasdaq U.S. Composite
                                     Index
-------------------------------------------------------------------------------
             ------------------------------------------------------
                 From November 29, 1996 through January 31, 2000
             ------------------------------------------------------
===============================================================================

                                  [LINE GRAPH]



-------------------------------------------------------------------------------------------------------------------------------
                                               11/29/96        1/31/97         1/31/98          1/31/99           1/31/00
-------------------------------------------------------------------------------------------------------------------------------
Mazel Stores, Inc.                             $100.00         $164.06         $ 86.72          $ 95.31           $ 56.64
-------------------------------------------------------------------------------------------------------------------------------
Nasdaq Retail Trade Index                      $100.00         $ 97.67         $113.97          $139.35           $116.26
-------------------------------------------------------------------------------------------------------------------------------
Nasdaq U.S. Composite Index                    $100.00         $107.01         $126.31          $197.57           $303.06
-------------------------------------------------------------------------------------------------------------------------------

                                  PROPOSAL TWO
                              INDEPENDENT AUDITORS

         The Board of Directors, upon the recommendation of the Audit Committee, has selected KPMG LLP as auditors for the fiscal year ending February 3, 2001. The Board of Directors requests the ratification of the appointment of KPMG LLP by the shareholders at the Annual Meeting. The Board of Directors recommends that each shareholder vote "FOR" ratification of KPMG LLP as auditors for fiscal 2000.

         KPMG LLP has audited the Company's financial statements for each fiscal year since the fiscal year ended December 31, 1987. Representatives of KPMG LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.


                                  OTHER MATTERS

         The Board of Directors of the Company is not aware that any matters other than those listed in the Notice of Annual Meeting of Shareholders is to be presented for action at the meeting. If any of the Board's nominees are unavailable for election as a Director or any other matter should properly come before the meeting, it is intended that votes will be cast pursuant to the proxy in respect thereto in accordance with the best judgment of the person or persons acting as proxies.


                             SHAREHOLDERS' PROPOSALS

         The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2001 Annual Meeting of Shareholders is expected to be December 22, 2000.


                                OTHER INFORMATION

         The Company's fiscal 1999 Annual Report is being mailed to shareholders with this Notice of the Annual Meeting of Shareholders and Proxy Statement.



                                               MARC H. MORGENSTERN
                                               Secretary

By Order of the Board of Directors
April 20, 2000

                                      PROXY

                               Mazel Stores, Inc.
                         Annual Meeting of Shareholders
                                  May 23, 2000


         The undersigned shareholder of MAZEL STORES, INC. (the "Company") hereby appoints Reuven D. Dessler and Brady Churches, or either one of them, each with full power of substitution and revocation as Proxies to represent and vote all the Common Shares of the Company held of record by the undersigned at the above-stated Annual Meeting and at any adjournment(s) thereof with all of the powers the undersigned would possess if present, as specified on the reverse side.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. UNMARKED PROXIES WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS LISTED ON THE REVERSE SIDE UNLESS SPECIFIED TO THE CONTRARY. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (3). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

         The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated April 20, 2000 for the Annual Meeting of Shareholders.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

                         Please sign, date and mail your
                      proxy card back as soon as possible!


                         ANNUAL MEETING OF SHAREHOLDERS
                               MAZEL STORES, INC.
                                  MAY 23, 2000


                 Please Detach and Mail in the Envelope Provided


[ X ]   PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

                                     For  Withhold       Nominees: Phillip Cohen
Item 1.                                                            Jacob Koval
                                                                   Jerry Sommers
         Election of directors       [ ]    [ ]

WITHHELD FOR: (Write that nominee's name in the space provided below)

---------------------------------

                                                    For     Withhold    Abstain

Item 2.  Approval of the appointment of KPMG LLP    [ ]       [ ]         [ ]
         as auditors for the fiscal year ending
         February 3, 2001

Item 3. Upon such other business as may be properly come before said meeting or any adjournment thereof.

The Board of Directors recommends a vote FOR the nominees and FOR proposal 2.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                CHANGE OF ADDRESS
                                                COMMENTS AT LEFT      [ ]

                                                I PLAN TO ATTEND
                                                THE MEETING           [ ]

                                                I DO NOT PLAN TO
                                                ATTEND THE MEETING    [ ]


SIGNATURE(S)_________________________________________ DATE__________, 2000


NOTE: Please sign EXACTLY as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.